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           EXHIBIT 10.20--SUB-LEASE AGREEMENT DATED JANUARY 15, 2000
      AMONG SAN JOSE STATE UNIVERSITY FOUNDATION AND SIDEWARE SYSTEMS INC.
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INTERNATIONAL BUSINESS INCUBATOR                                        SUBLEASE

    This Sublease is made and entered into as of this January 15, 2000 between the San Jose State University Foundation, the non-profit corporation operating the International Business Incubator, as Sublessor and Sideware Systems Inc., as SubLessee. The San Jose State University Foundation hereinafter referred to as SJSUF, will operate this site under the project name "International Business Incubator" (IBI) pursuant to an operating agreement with the Redevelopment Agency of the City of San Jose (SJRDA), executed October 24, 1996.

                                    RECITALS

    A. W9/PHC Real Estate Limited Partnership as Landlord, and the Redevelopment Agency of the City of San Jose, as tenant, and the San Jose State University Foundation (SJSUF), as Subtenant, entered into a Lease Agreement dated
December 1, 1996, for the lease of certain premises more particularly described in the Lease, consisting of approximately 14,478 square feet of space in the building located at 111 N. Market Street, City of San Jose, County of Santa Clara, State of California (the "Building").

    B. Subject to the Master Lease, SJSUF desires to sublease a portion of the premises it operates under the Master Lease, for the term described below, and Sublessee desires to sublease such Premises from SJSUF on the terms and conditions stated below. For purposes hereof, the portion of the Building not being subleased to Sublessee hereunder is hereinafter referred to as the "Remaining Space."

    NOW, THEREFORE, in consideration of the mutual covenants herein contained, the parties agree as follows:

    1.  AGREEMENT: PROVISIONS CONSTITUTING SUBLEASE; SUBORDINATION; DEFAULTS

        1.1 AGREEMENT. This Sublease is subject to and subordinate to the terms and conditions of the Master Lease, to the extent that said terms are applicable to the Premises subleased. SJSUF reserves the right to grant to this Sublessee and all other Sublessees of the Remaining Space and to agents, employees, servants, invitees, contractors, guests, customers and representatives of Sublessees or to any other user authorized by SJSUF, the non-exclusive right to use the Common Area for pedestrian ingress and egress. SubLessee shall have access to the Building by means of security access jointly established by the Landlord, SJSUF. SubLessee shall comply with such reasonable directives or rules or regulations as Landlord and SJSUF may establish for SubLessee's access to the Premises through the Remaining Space.

        1.2.  SUBORDINATION; DEFAULT UNDER MASTER LEASE AND
    SUBLEASE. Notwithstanding anything in the Sublease to the contrary, SubLessee agrees that neither the Redevelopment Authority of the City of San Jose (SJRDA) nor SJSUF shall have any liability of any nature whatsoever to SubLessee as a consequence of Landlord's or SJSUF's failure or delay in performing its obligations under the Master Lease or Sublease. SubLessee's obligations hereunder shall not be impaired nor shall the performance thereof be excused because of any failure or delay by SJSUF in performing its obligations under the Master Lease and Sublease unless (i) such failure or delay results from Landlord's default under the Master Lease or Sublease and said default is not due to a default of SubLessee under this Sublease, or (2) such failure or delay results from Landlord's or SJSUF's willful misconduct. Under no circumstances shall SubLessee have the right to require performance by SJRDA or SJSUF of Landlord's obligations under the Lease.

    2. SUBLEASE TERM. The term of this Sublease shall commence on January 15, 2000 (the "Commencement Date") and shall run month-to-month. SJSUF shall not be liable for any damage or loss incurred by SubLessee for SJSUF's failure for whatever cause to deliver possession of the Premises by any particular date.

    3.  RENT.

        3.1  MONTHLY INSTALLMENT OF BASE RENT.  Lessee shall pay
    $1,435.00 monthly, as full service rent for the sublease of the Premises as described in Exhibit "A". The location of the office is
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    111 N. Market St., Suite 646, San Jose, CA 95113. Full service rent shall include cost of furniture supplied by SJSUF as well as HVAC, electricity, gas, water, sewage, security system, janitorial, pest control, real estate taxes and maintenance of building and grounds as supplied by SJSUF. Rent shall be payable on the 1st day of each month without deduction, offset, prior notice or demand to the International Business Incubator staff, as agents for SJSUF at 111 N. Market St., San Jose, California. Checks shall be made payable to SJSUF. Any monthly installments of rent not paid within ten (10) days of the due date shall be subject to a late charge of ten percent (10%).

        3.2 SECURITY DEPOSIT. SubLessee shall pay equivalent of two months' rent $2,870.00, as a non-interest bearing security deposit. In the event SubLessee has performed all of the terms and conditions of this Sublease throughout the term, upon vacating the premises, the amount paid as a security deposit shall be returned to SubLessee after first deducting any sums owing SJSUF and fees for repainting offices.

        3.3 RECEIPT. Receipt from SubLessee of $2,870.00, as non-interest bearing security for performance under this Sublease

    4. USE. SubLessee shall use the Premises exclusively for general office use or prototype development only and for no other purpose without the prior written consent of SJSUF. SubLessee shall not engage in any noisy, illegal or dangerous trade on the premises. SubLessee shall not make any alterations, improvements or additions to the Premises without prior written approval from SJSUF.

    5. NOTICES. Any notice required or desired to be given under this Sublease shall be in writing and all notices shall be given by personal delivery or mailing (mailed notices to SJSUF shall be made to 111 N. Market St., San Jose,
CA). Either SJSUF or SubLessee may terminate this lease by giving thirty (30) days written notice.

    6. DAMAGE AND DESTRUCTION. Neither SJSUF, nor Landlord shall have any obligation to rebuild, restore or repair all or any portion of the Premises, building in which the Premises are situated, or common areas in the event of any damage or destruction thereto. Neither SJSUF nor Landlord shall have any obligation for loss or damage of personal property of Lessee.

    7. ASSIGNMENT AND SUBLETTING. SubLessee shall not assign SubLessee's interest in the Sublease or in the Premises or further sublease all or any part of the Premises during the Sublease Term without the written consent of SJSUF.

    8. INDEMNIFICATION. SubLessee shall indemnify, hold harmless, and defend SJSUF, and its agents and partners from and against all claims for damage, loss, liability or expense, including without limitation, attorney's fees and legal costs suffered directly or by reason or claim, suit or judgment brought by or in favor of any person(s) for damage loss or expense due to, but not limited to bodily injury, death or property damage arising out of, or occasioned by, or in any way attributable to the use or occupancy of the Premises or any part thereof or adjacent by the Sublessee, the acts and omissions of the Sublessee, its agents, employees, assigns, invitees, or any contractors brought onto the Premises by the Sublessee, except to the extent that such damage, or loss is caused by the active or passive negligence or willful misconduct of SJSUF or their agents. Sublessee agrees that the obligations assumed herein shall survive this Sublease.

    In the event of a misunderstanding or a dispute on any section of this agreement such dispute will be sent first to mediation (voluntary and mutual settlement negotiation). And failing resolution will go to binding arbitration under modified UNCITRAL rules.

    9. ENTIRE AGREEMENT. This Sublease, together with all exhibits attached hereto, is the entire agreement between the parties, and there are no binding agreements or representations between the parties except as expressed herein. All exhibits referred to or attached to this Sublease shall be deemed to be incorporated herein by the individual reference to each such exhibit, and all such exhibits shall be deemed a part of this Sublease as though set forth in full in the body of the Sublease.

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    IN WITNESS WHEREOF, the parties have executed this Sublease effective as of the date herein above set forth.

                                          SUBLESSEE
                                          Name: ________________________________

                                          Signature: __________"signed"_________

                                          Company: _____________________________

                                          Title: _______________________________

                                          Date: ________________________________

                                          SUBLESSOR

                                          Name: ___________Mary Worth___________

                                          Signature: __________"signed"_________

                                          Company: _San Jose State University
                                          Foundation_

                                          Title: ____Chief Operating Officer____

                                          Date: ________________________________

EXHIBIT to Sublease:

A. Floor Plan of Premises with Cross-hatched space to be Leased by the SubLessee.

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